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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

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               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               OCTOBER 23, 1998

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                             SHERIDAN ENERGY, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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             DELAWARE                1-10201            76-0507664
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            (STATE OF              (COMMISSION         (IRS EMPLOYEE
          INCORPORATION)           FILE NUMBER)      IDENTIFICATION NO.)

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                                1000 LOUISIANA
                                   SUITE 800
                             HOUSTON, TEXAS  77002
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                (713) 651-7899

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ITEM 5.   OTHER EVENTS

     1. As previously described in the Registrant's Form 10-K for the year ended December 31, 1997, the Registrant was a party-defendant to the litigation entitled Tomcat Exploration, Inc. et al. v. Sheridan Energy, Inc. (Cause No. 96-61561 in the 215th District Court of Harris County, Texas). In such lawsuit, Plaintiffs complained that the Registrant had negligently or intentionally allowed certain down hole tubular equipment in a designated well to deteriorate by failing to perform a proper corrosion control program. After extensive discovery, on October 23, 1998, the parties entered into a settlement whereby the Registrant paid $1.5 million in return for a complete release of all claims of the Plaintiffs regarding the specific well, other wells in the same field, and the plant where the gas from such wells were being processed.

     2.   Letter of Intent with Amerada Hess Corporation.

     On November 9, 1998, the Registrant entered into a Letter of Intent to form a joint venture with Amerada Hess Corporation ("AHC") to explore, develop and produce from certain designated natural gas properties in the state of California. The joint venture, will also seek to explore, develop and produce oil and natural gas from other AHC onshore and offshore properties in the United States. Pursuant to the letter of intent, the parties contemplate executing a Definitive Joint Venture Agreement on or about December 15, 1998 and consummating the transaction on or about January 15, 1999.

     If the parties are unable to reach definitive documentation for the Joint Venture Agreement, the Registrant will proceed with the acquisition of AHC's California properties for $58 million. Such acquisition is subject to due diligence, other normal conditions of a transaction of this size and type and is expected to close on or about January 15, 1999.

     In connection with the execution of the Letter of Intent, the Registrant deposited $2.9 million with AHC and is scheduled to deposit an additional $2.9 million on December 4, 1998. If the Registrant elects not to proceed with the joint venture and/or the acquisition of the California properties before closing, AHC's sole recourse is to retain the amount then on deposit.

     The Registrant anticipates financing the acquisition or its Joint Venture contributions through additional bank borrowings, cash flow and third party debt or equity financing.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

     10.1 Letter of Intent between the Registrant and Amerada Hess Corporation dated November 9, 1998 and Exhibit 1 (Form of Agreement for Purchase and
     Sale) - filed herewith.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SHERIDAN ENERGY, INC.
                                    (REGISTRANT)



                                    By: /s/ Michael E. Gerlich
                                        -----------------------
                                        Michael E. Gerlich
                                        Chief Financial Officer

DATED:  November 24, 1998

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